United States
Securities and Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 13, 2004

Lakeland Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-15535 (Commission File Number)	13-3115216 (IRS Employer Identification No.)

711-2 Koehler Avenue, Ronkonkoma, NY 11779-7410
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (631) 981-9700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On December 13, 2004, Lakeland Industries, Inc. (the “Company”) issued a press release announcing the Company’s quarterly financial results for the reporting period ended October 31, 2004. A copy of the Company’s press release is being furnished as Exhibit 99.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is being furnished herewith:

(99.1)	Press Release of Lakeland Industries, Inc., dated December 13, 2004.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2004	LAKELAND INDUSTRIES, INC. By: /s/ Christopher J. Ryan Christopher J. Ryan President /s/Gary Pokrassa Gary Pokrassa Chief Financial Officer

Table of Contents

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of press release issued by Lakeland Industries, Inc., dated December 13, 2004, titled "Lakeland Industries Third Quarter Net Income Increases 37%."